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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    Form 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2002


                     Mellon Residential Funding Corporation
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             (Exact name of registrant as specified in its charter)

                  Delaware                       333-98339                      23-2889067
       -------------------------------         ------------        ------------------------------------
       (State or Other Jurisdiction of          (Commission        (I.R.S. Employer Identification No.)
               Incorporation)                  File Number)

One Mellon Center, Room 410, Pittsburgh, Pennsylvania                  15258
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(Address of Principal Executive Offices)                             (Zip Code)

    Registrant's telephone number, including area code           (412) 236-6559
                                                                 ----- --------

                                       N/A
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(Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS.


         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Mellon Residential Funding Corporation (the "Depositor") will be filing a Prospectus and Prospectus Supplement with the Securities and Exchange Commission relating to its MRFC Mortgage PassThrough Trust, Series 2002-TBC2, Mortgage Pass-Through Certificates, Series 2002-TBC2.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-TBC2, Greenwich Capital Markets, Inc. prepared certain materials (the "Computational Materials") some or all of which were distributed by Greenwich Capital Markets, Inc. and Mellon Financial Markets, LLC (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1.


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Item 7. FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(pp)     Not applicable.

(qq)     Not applicable.

(rr)     Exhibits:


         99.1     Computational Materials.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MELLON RESIDENTIAL FUNDING
                                     CORPORATION


                                      By:  /s/ Kelly A. Provenzano
                                         --------------------------------------
                                      Name:  Kelly A. Provenzano
                                          Title:   Vice President and Secretary


Dated: November 8, 2002


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                                  EXHIBIT INDEX

Exhibit                                                              Page
--------                                                             ----

99.1              Computational Materials.